SHORT-TERM INVESTMENTS	6 Months Ended
Jun. 30, 2024
Investments, All Other Investments [Abstract]
SHORT-TERM INVESTMENTS

5. SHORT-TERM INVESTMENTS

As of June 30, 2024, short-term investments consisted of the wealth management products totaled $184,231. Wealth management products are deposits in a financial institution with variable interest rates and not-guaranteed principal, and thus classified as available for sale. The wealth management products were respectively purchased in January, 2024. Wealth management products had duration of 30 years, during which the Company could redeem the wealth management product at its discretion. For the six months ended June 30, 2024 the weighted average interest rates of the short-term investments are 2.5%, and the Company concluded that the gain or loss from the changes in fair values is immaterial to be recognized in accumulated other comprehensive income.